UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 4, 2005

Date of Report (Date of earliest event reported)

VYYO INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30189	94-3241270
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4015 Miranda Avenue, First Floor

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 319-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items of its Current Report on Form 8-K dated November 10, 2004, as filed with the Securities and Exchange Commission, as set forth in the pages attached hereto.

On November 10, 2004, the registrant, Vyyo Inc. (the “Company”), filed a current report on Form 8-K regarding leases entered into by two Israeli subsidiaries of the Company (the “Leases”). The Leases were entered into on November 4, 2004.

This amendment attaches the Leases, which have been translated from the Hebrew language, as exhibits.

Except as set forth below, all previous items of the Form 8-K are unchanged.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Lease dated November 4, 2004 between Vyyo Ltd. and Kiryat Sede Hateufa Ltd.

99.2	Lease dated November 4, 2004 between Xtend Networks Ltd. and Kiryat Sede Hateufa Ltd.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYYO INC.

Date:	February 4, 2005	By:	/s/ Arik Levi
Arik Levi Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Lease dated November 4, 2004 between Vyyo Ltd. and Kiryat Sede Hateufa Ltd.

99.2	Lease dated November 4, 2004 between Xtend Networks Ltd. and Kiryat Sede Hateufa Ltd.

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